Exhibit 10.5

THIRD AMENDMENT TO
THE OPERATING AGREEMENT OF
RIGGS CAPITAL PARTNERS, LLC

a Delaware Limited Liability Company

         THIS THIRD AMENDMENT is entered into as of January 1, 2002 (the “Third Amendment”), by and between RIGGS NATIONAL CORPORATION (the “Managing Member” and a “Member”) and RCP INVESTMENTS, L.P. (a “Member”) amending the Operating Agreement of RIGGS CAPITAL PARTNERS, LLC, a Delaware limited liability company (the “Company”), dated as of the 30th day of November, 1999 (the “Original Agreement”), as amended by that First Amendment dated as of December 1, 2000 to the Original Agreement (the “First Amendment”), and as further amended by that Second Amendment dated as of March 31, 2001 (the “Second Amendment”). The Original Agreement, the First Amendment and the Second Amendment are collectively referred to herein as the “Operating Agreement.”

WITNESSTH

         WHEREAS, the sole Members of the Company are Riggs National Corporation and RCP Investments, L.P.;

         WHEREAS, the First Amendment modifies Section 1.24 of the Original Agreement to designate the Investment Advisor to be “RCP Investments, L.P., or such other person as may hereafter be designated as investment advisor to the Company;”

         WHEREAS, the Members wish to further amend the Original Agreement to designate RCP Ventures Management Inc., a Delaware corporation, as the Investment Advisor to the Company;

         WHEREAS, RCP Ventures Management Inc. and the Members have executed an Agreement of Joinder of even date herewith whereby RCP Ventures Management Inc. has acknowledged and agreed to be bound by the terms of the Operating Agreement pertaining to the Investment Advisor; and

         WHEREAS, the Members wish to amend the Original Agreement to further revise Schedule A to state that the Maximum Additional Capital Contribution of Riggs Capital Partners, LLC, when combined with the Maximum Additional Capital Contribution of Riggs Capital Partners II, LLC as reflected in the Amended Schedule A of the First Amendment To The Operating Agreement Of Riggs Capital Partners II, LLC dated January 1, 2002, shall be combined not exceed a total of $35,787,748; and

         WHEREAS, the Members wish to amend the Original Agreement to ensure that that the Special Member shall not receive distribution until such time as the Investment

Accounts of all Members of Riggs Capital Partners II, LLC equal zero and the Unpaid Priority Returns of all Members of Riggs Capital Partners II, LLC also equal zero.

         NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto do hereby amend the Original Agreement as follows:

         1.     Section 2 of the First Amendment, which amends Section 1.24 of the Original Agreement, is hereby superceded and replaced in its entirety with the following amendment to Section 1.24 of the Original Agreement:

“Investment Advisor” shall mean RCP Ventures Management Inc., or such other person as may hereafter be designated as investment advisor to the Company.

         2.     Amended Schedule A to the Second Amendment to Operating Agreement of Riggs Capital Partners, LLC is hereby superceded and replaced in its entirety with Schedule A attached hereto.

         3.     The following is appended to Section 6.1 of the Original Agreement:

(iv) However, no amounts stipulated by the terms of Section 6.1 will be distributed to the Special Member until such time as:

(a)	The Investment Accounts of all Members of Riggs Capital Partners II, LLC (“RCP II”) equal zero; and

(b)	The Unpaid Priority Returns of all Members of RCP II also equal zero.

Until such time as both conditions in Sections 6.1.(iv)(a) and 6.1.(iv)(b) are satisfied, any distributions otherwise due to the Special Member shall be held in escrow (“Special Member Escrow”) by the Company. Upon satisfaction in full of the conditions of 6.1.(iv)(a) and 6.1.(iv)(b), then the Special Member Escrow shall immediately be released to the Special Member.

If, upon the winding up, dissolution, or liquidation of Riggs Capital Partners, LLC, the conditions of Sections 6.1.(iv)(a) and 6.1.(iv)(b) have not been met, and an amount remains in the Special Member Escrow, then the following conditions shall apply:

(c)	If the total amount held in the Special Member Escrow is less than or equal to the sum of the Investment Accounts of all Members of RCP II plus the Unpaid Priority Return of all Members of RCP II, then the Managing Member shall immediately distribute all Special Member Escrow funds to the Members of RCP II in proportion to these Members current Capital Accounts.

(d)	If the total amount held in the Special Member Escrow is greater than the sum of the Investment Accounts of all Members of RCP II plus the Unpaid Priority Return of all Members of RCP II, then the Managing Member shall immediately distribute Special Member Escrow funds to the Members of RCP II in amount equal to the sum of the Investment Accounts of all Members of RCP II plus the Unpaid Priority Return of all Members of RCP II. This amount will be distributed in proportion to the Members of RCP II’s current Capital Accounts.

Any remaining funds in the Special Member Escrow will then be distributed immediately to the Special Member.

         4.     Except as specifically provided herein, the Original Agreement and the First and Second Amendments shall remain in full force and effect. This Third Amendment may be executed in any number of counterparts, all of which shall constitute a single instrument. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

         IN WITNESS WHEREOF, the undersigned have set their hands as of the day and year first above written.

Managing Member: RIGGS NATIONAL CORPORATION	Member: RCP INVESTMENTS, L.P.

By: /s/ Timothy C. Coughlin Timothy C. Coughlin, President	By:	/s/ J. Carter Beese, Jr. J. Carter Beese, Jr., its General Partner

AMENDMENT TO SCHEDULE A

MEMBERS OF RIGGS CAPITAL PARTNERS, LLC

Members:

	Maximum Additional	Capital	Profit
Members' Names and Address	Capital Contribution[1]	Interest	Interest

Riggs National Corporation

800 17th Street, N.W.

Washington, D.C. 20006	$14,255,612	99%	79.2%

RCP Investments L.P.

800 17th Street, N.W.

Washington, D.C. 20006

Attn: J. Carter Beese, Jr.	$143,501	1%	20.8%

[1] However, Maximum Additional Capital Contribution of Riggs Capital Partners, LLC, when combined with the Maximum Additional Capital Contribution of Riggs Capital Partners II, LLC as amended in the First Amendment To The Operating Agreement Of Riggs Capital Partners II, LLC dated January 1, 2002, shall combined not exceed a total of $35,787,748.

JOINDER TO
THE OPERATING AGREEMENT OF
RIGGS CAPITAL PARTNERS, LLC

         Concurrently with the execution of the Third Amendment to the Operating Agreement of Riggs Capital Partners, LLC (the “Operating Agreement”), RCP Ventures Management Inc. has executed this Joinder thereto.

WITNESSTH

         WHEREAS, RCP Ventures Management Inc. was formed to provide certain investment and management services to Riggs Capital Partners, LLC (“Fund I”) and Riggs Capital Partners II, LLC (“Fund II”) in exchange for equitable compensation;

         WHEREAS, the above mentioned investment and management services have been provided prior to the execution of this Joinder to Fund I by RCP Investments, LLC (“Investments I”) and Fund II by RCP Investments II, LLC (“Investments II”);

         WHEREAS, the members of Fund I, being Riggs National Corporation and Investments I (the “Members”), who are the parties to the Operating Agreement dated as of November 30, 1999, the First Amendment thereto dated December 1, 2000 and the Second Amendment thereto dated March 31, 2001, have concurrently with the execution of this Joinder, executed the Third Amendment to the Operating Agreement (with the First, Second and Third Amendments to the Operating Agreement being collectively referred to as the “Operating Agreement Amendments”), which designated RCP Ventures Management Inc. as the Investment Advisor (as that term is defined in such agreement) to Fund I;

         WHEREAS, Fund I and Investments I, who are the parties to the Investment and Management Agreement dated as of December 1, 2000, have concurrently herewith executed the First Amendment to such agreement which designated RCP Ventures Management Inc. as the Management Company (as that term is defined in such agreement) for Fund I, and concurrently herewith, RCP Ventures Management Inc. executed a Joinder to the Investment and Management Agreement; and

         WHEREAS, Riggs Bank N.A. and Investments I, who are parties to the Operating and Services Agreement dated as of December 1, 2000, and along with Investment II are parties to the First Amendment thereto dated as of December 1, 2000, have all concurrently herewith executed the Second Amendment to such agreement which designated RCP Ventures Management Inc. as the Management Company (as that term is defined in such agreement).

         NOW THEREFORE, in consideration of the actions taken that are listed above and the premises hereinafter set forth:

         The undersigned, RCP Ventures Management Inc., hereby executes this Joinder and in so doing agrees to be bound by the terms and conditions applicable to the Investment Advisor (as that term is defined in the Operating Agreement and as amended in the Operating agreement Amendments dated as of December 1, 2000) and shall for such purposes be deemed a party to the Operating Agreement and the Operating Agreement Amendments.

Dated: January 1, 2002

RCP Ventures Management Inc.

By:	/s/ J. Carter Beese, Jr. J. Carter Beese, Jr. Chairman & Chief Executive Officer